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                                                                   EXHIBIT 23(a)

                             ARTHUR ANDERSEN LLP



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in the National HealthCare L.P.'s S-3 Registration Statement dated August 30, 1995 of our reports dated February 1, 1995 included and incorporated by reference in the Partnership's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration
Statement.


                                                     Arthur Andersen LLP
                                                     -------------------
                                                     Arthur Andersen LLP



Nashville, Tennessee
August 28, 1995